Financial instruments fair value disclosures	6 Months Ended
Jun. 30, 2022
Text block [abstract]
Financial instruments fair value disclosures
1
3
. Financial instruments fair value disclosures
The Company held the following financial instruments at fair value at June 30, 2022. There are no non-recurring
fair value measurements.

Financial liabilities measured at fair value	Fair value measurements using significant unobservable inputs (Level 1)	Fair value measurements using significant unobservable inputs (Level 2)	Fair value measurements using significant unobservable inputs (Level 3)
Warrant liabilities	—	222	6,904
Provision for deferred consideration	—	—	4,334

Total	—	222	11,238

There were no transfers between Level 1 and Level 2 during 2022.
The management of the Company assessed that the fair values of cash and short-term deposits, other receivables, trade payables, and other current liabilities approximate their carrying amounts largely due to the short-term maturities of these instruments.
The movements for level 3 instruments during the period are detailed in the table below:

	Provision for deferred consideration £’000	Warrant liability £’000
At January 1, 2022	4,123	7,995

Settled during the period	—	—
Movement during the period	211	(1,091)

At June 30, 2022	4,334	6,904

The warrant liability is estimated using a Black Scholes model, taking into account appropriate amendments to inputs in respect of volatility, remaining expected life of the warrants and rates of interest at each reporting date.
The fair value of the provision for deferred cash consideration is estimated by discounting future cash flows using rates currently available for debt on similar terms and credit risk. In addition to being sensitive to a reasonably possible change in the forecast cash flows or the discount rate, the fair value of the deferred cash consideration is also sensitive to a reasonably possible change in the probability of reaching certain milestones. The valuation requires management to use unobservable inputs in the model, of which the significant unobservable inputs are disclosed in the tables below. Management regularly assesses a range of reasonably possible alternatives for those significant unobservable inputs and determines their impact on the total fair value.

	Valuation technique	Significant unobservable inputs	Input range	Sensitivity of the input to fair value
Provision for deferred consideration	Discounted cash flow	WACC	2022: 14%	1% increase/decrease would result in a decrease/increase in fair value by £45,000

		WACC	2021: 12%	1% increase/decrease would result in a decrease/increase in fair value by £31,000

		Probability of success	2022: 40.6% - 81.2%	10% increase/decrease would result in an increase/decrease in fair value by £0.5 million

		Probability of success	2021: 40.6% - 81.2%	10% increase/decrease would result in an increase/decrease in fair value by £0.5 million

Warrant Liability related to the PIPE	Black-Scholes	Expected volatility	2022: 116.3%	Volatility was estimated by reference to the one year historical volatility of the historical share price of the Company. If the volatility is increased to 149% (six month volatility), the carrying value of the warrants as of June 30, 2022 would increase to
£10.2

million.

		Expected volatility	2021: 75.1%
In 2021, volatility was estimated by reference to the
1.4
year historical volatility of the historical share price of the Company. If the volatility is decreased to 67.4% (one year volatility), the carrying value of the warrants as of December 31, 2021 would decrease to £6.7 million.